Exhibit 99.1

FOR IMMEDIATE RELEASE

Limbach Holdings Announces Certain Preliminary Expected Fiscal Year 2019 Results

Preliminary Expected Results within Previously Issued Guidance Ranges

Provides Update on Form 10-K Filing

PITTSBURGH -- (BUSINESS WIRE) -- Limbach Holdings, Inc. (NASDAQ: LMB) (“Limbach” or the “Company”) today announced that the Company expects to report preliminary select financial results for the year ended December 31, 2019 and narrow the guidance ranges for both Revenue and Adjusted EBITDA that were previously announced on November 14, 2019. Revenue is now expected to be within the range of $550 million and $555 million. Adjusted EBITDA is now expected to be within the range of $14 million and $17 million. Cash and cash equivalents at December 31, 2019 was $8.3 million.

The estimated full year results are preliminary and unaudited and subject to the completion and finalization of fourth-quarter and year-end financial and accounting procedures, and reflect management’s estimate based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. The preliminary estimates should not be viewed as a substitute for full year financial statements prepared in accordance with generally accepted accounting principles in the United States of America.

The Company also announced that in light of the circumstances and uncertainty surrounding the effects of the Coronavirus (COVID-19) pandemic on Limbach’s business, customers, employees, subcontractors and supply chain, consultants, service providers, stockholders, investors and other stakeholders, the Company’s board of directors and management has determined that it will delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) by up to 45 days in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) March 4, 2020 Order (Release No. 34-88318) (the “Order”), which allows for the delay of certain filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will file its Annual Report by no later than May 14, 2020, which is 45 days after the original due date of its Annual Report.

Management Commentary

The Company’s immediate focus is on the well-being of everyone on the Limbach team, their families, and the communities in which they live and work, while also responding to our customers who are faced with similar challenges.

Charlie Bacon, Limbach’s Chief Executive Officer, commented “Over the last several weeks, we have worked aggressively to understand and address the impact of COVID-19. Our senior management team is responding to these issues daily through constant communication and taking urgent action. Where necessary due to government mandated shutdowns of non-essential businesses, we are rightsizing business units. However, our largest market sector, healthcare, is generally viewed as an essential business in many regions, so the majority of our projects remain active. Across the Company’s corporate platform, we have taken aggressive action and reduced headcount and/or hours, and implemented furloughs, where possible. Limbach is responding in multiple other ways, including by developing immediately implementable mechanical solutions for our clients, reinforcing the critical importance of preventative maintenance, capitalizing on vacant facilities to accelerate planned fit-outs and retrofits, where possible, and aggressively evaluating the Company’s cost structure and making appropriate adjustments.”

Mr. Bacon added, “The rate of change that we, the industry and businesses in general are experiencing in the current environment is unprecedented. We will continue to address the concerns of our employees and business partners while, at the same time, execute on our core business strategies.”

About Limbach

Founded in 1901, Limbach would have been ranked the 12th largest mechanical systems solutions firm in the United States according to information provided by Engineering News Record in 2019. Limbach provides building infrastructure services, with an expertise in the design, installation and maintenance of HVAC and mechanical, electrical, and plumbing systems for a diversified group of commercial and institutional building owners. At December 31, 2019, Limbach employed more than 1,900 employees in 22 offices throughout the United States. The Company’s full life-cycle capabilities, from concept design and engineering through system commissioning and recurring 24/7 service and maintenance, position Limbach as a value-added and essential partner for building owners, construction managers, general contractors and energy service companies.

Forward-Looking Statements

We make forward-looking statements in this press release within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our earnings, Adjusted EBITDA, revenues, expenses, capital expenditures or other future financial or business performance or strategies, results of operations or financial condition, and in particular statements regarding the timing of the recognition of backlog as revenue, the potential for recovery of cost overruns, and the ability of the Company to successfully remedy the issues that have led to write-downs in various business units. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on Limbach’s business, customers, employees, subcontractors and supply chain, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K filed on April 2, 2018 and any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income (loss) plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. With respect to projected fiscal year 2019 Adjusted EBITDA, a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to taxes and other items, which are excluded from Adjusted EBITDA. The Company expects the variability of this item to have a potentially unpredictable, and potentially significant, impact on future GAAP financial results.

Investor Relations

The Equity Group, Inc.

Jeremy Hellman, CFA

Vice President

(212) 836-9626 / jhellman@equityny.com

Or

Limbach Facility Services LLC

S. Matthew Katz

Executive Vice President - Mergers, Acquisitions and Capital Markets

(212) 201-7006 / matt.katz@limbachinc.com